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                                                                   EXHIBIT 10.20

                               AGERE SYSTEMS INC.
                        NON-EMPLOYEE DIRECTOR STOCK PLAN



     SECTION 1. PURPOSES. The Agere Systems Inc. Non-Employee Director Stock Plan (the "Plan") is intended to promote the interests of Agere Systems Inc. (the "Company") and to enable the Company to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in the Company, and to solidify the common interests of its directors and stockholders in enhancing the value of the Company's common stock ("Shares"). The Plan seeks to encourage the highest level of director performance by providing directors with a proprietary interest in the Company's performance and progress. These purposes shall be achieved by the granting of options ("Options") to purchase Shares to members of the Board of Directors of the Company (the "Board") who are not employees of the Company and who, prior to the spin-off of the Company from Lucent Technologies Inc. ("Lucent"), are not employees of Lucent ("Non-Employee Directors"), and making the Shares reserved under the Plan available to satisfy distributions to Non-Employee Directors with respect to cash compensation deferred by them into deferred share accounts under the Agere Systems Inc. Deferred Compensation Plan (the "Agere Deferred Compensation Plan") and earnings thereon. Under the Plan no Options will be granted which are qualified as incentive stock options.

     SECTION 2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Corporate Governance and Compensation Committee (the "Committee") of the Board. The Committee shall, subject to the provisions of the Plan, have the power, in its absolute discretion, to make discretionary grants of Options to Non-Employee Directors in addition to or in lieu of the automatic grants set forth in Sections 5(c) and 5(d) hereof, to set the terms for any such discretionary grants, to construe the Plan, to determine all questions hereunder, to adopt and amend such rules and regulations for the administration of the Plan as may be determined by the Committee, and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company and all Option holders (each an "Optionee").

     SECTION 3. SHARES SUBJECT TO THE PLAN. The total number of Shares which shall be available under the Plan shall be 2 million in the aggregate, subject to adjustment as provided in Section 7. Such Shares may be shares of Class A common stock ("Class A Stock"), Class B common stock ("Class B Stock") or a combination thereof. The Shares available under the Plan shall also be used to satisfy distributions to Non-Employee Directors with respect to cash compensation deferred into deferred share accounts, and earnings thereon, pursuant to the Agere Deferred Compensation Plan. The Company shall at all times reserve such number of Shares as will be sufficient to satisfy the requirements of the Plan and outstanding Options and, with respect to the Share requirements described above, the Agere Deferred Compensation Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, Shares purchased in the open market or otherwise or any combination thereof, as the Board or the Treasurer of the Company may from time to time determine. The underlying Shares with respect to the unexercised portion of any expired, terminated or canceled Option

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              AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN


shall again be available for use under the Plan.

     SECTION 4. ELIGIBILITY. Only Non-Employee Directors are eligible to participate in the Plan and to receive Options and Shares upon the exercise of Options. Shares issued hereunder in respect of balances under the Agere Deferred Compensation Plan may be issued only in respect of amounts deferred by Non-Employee Directors and earnings on such amounts.

     SECTION 5. TERMS OF OPTIONS. Unless otherwise determined by the Committee, the following shall apply to Options granted under the Plan:

     (a)  Options shall be granted with respect to Class A Stock.

     (b) The per share purchase price of the Shares covered by an Option granted pursuant to the Plan shall be 100% of the Fair Market Value of one Share of the type of Shares subject to the Option on the day the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of Section 7 hereof. For purposes of the Plan, the "Fair Market Value" of a Share means the average of the highest and lowest reported sales prices, regular way, of Shares in transactions reported on the New York Stock Exchange on the date of determination of Fair Market Value, or if no sales of Shares are reported on the New York Stock Exchange for that date, the comparable average sales price for the last previous day for which sales were reported on the New York Stock Exchange, unless the date for which Fair Market Value is being determined is the date of the final prospectus relating to the initial public offering of the Company's Shares ("Initial Public Offering"), in which case Fair Market Value shall mean the "price to the public" (or equivalent) set forth on the cover page of the final prospectus relating to the Initial Public Offering .

     (c) On the date of the final prospectus relating to the Initial Public Offering, each Non-Employee Director shall automatically be granted on such date, without further action by the Board or the Committee, an Option with respect to 50,000 Shares in the case of Non-Employee Directors other than the Chairman, and 90,000 Shares in the case of the Chairman. Thereafter, on the date that any Non-Employee Director first becomes elected as a Non-Employee Director, each such Non-Employee Director shall automatically be granted on such date, without further action by the Board or the Committee, an Option with respect to 50,000 Shares.

     (d) Each year, on the date of the Company's Annual Meeting of Stockholders, each member of the Board who remains a Non-Employee Director subsequent to any election of directors occurring at the meeting shall be automatically granted on such date, without further action by the Board or the Committee, an Option to purchase 30,000 Shares in the case of Non-Employee Directors other than the Chairman, and 55,000 Shares in the case of the Chairman.

     (e) Options granted under subsection 5(c) above on account of the Initial Public Offering or on the date that a Non-Employee Director first becomes elected to the



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               AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN


          Board shall be fully vested and exercisable on the first anniversary of the date of grant. Options granted under subsection 5(d) above on the date of the Company's Annual Meeting of Stockholders shall be fully vested and exercisable on the earlier of the first anniversary of the date of grant or the date of the Company's next Annual Meeting of Stockholders.

     (f) The last day to exercise an Option shall be the day preceding the seventh anniversary of the date of grant, after which time the Option shall expire.

     (g) Each Option shall be exercised in accordance with procedures established by the Company accompanied by payment in full of the purchase price for the Shares subject to the Option. Payment for such Shares may be made (as determined by the Committee at the time of exercise) (i) in cash, (ii) by check, acceptable to the Company, payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of Shares having an aggregate Fair Market Value equal to such purchase price, which shares shall have been held by the Optionee for at least six months, (iv) by irrevocable instructions to a broker to sell the Shares to be issued upon exercise of the Option and to deliver promptly to the Company the amount of sale proceeds necessary to pay such purchase price and any applicable withholding taxes, or (v) by any combination of the methods of payment described in (i) through (iv) above.

     (h) An Optionee shall not have any of the rights of a stockholder with respect to the Shares subject to an Option unless and until such Shares are issued to the Optionee.

     (i) Unless otherwise determined by the Committee prior to the time of transfer, no Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     SECTION 6. TERMINATION OF OPTION RIGHTS.

     (a) In the event an Optionee ceases to be a member of the Board for any reason other than death, any then unexercised Options granted to such Optionee may be exercised, to the extent vested and exercisable on the date of such cessation for the remainder of the term of the Option. All unvested options on the date of such cessation shall immediately expire such cessation date.

     (b) In the event that an Optionee ceases to be a member of the Board by reason of his or her death, all unexercised and unvested Options granted to such Optionee shall immediately become fully vested and exercisable and all unexercised Options granted to such Optionee may be exercised by the Optionee's personal representative, heir or legatee for the remainder of the term of the Option.




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               AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

     SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.


In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Options as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of shares which may be delivered under the Plan, in the number, class, kind and option or exercise price of shares subject to outstanding Options (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Option shall always be a whole number.

     SECTION 8. FURTHER CONDITIONS OF EXERCISE.

     (a) Unless prior to the exercise of an Option the offer and sale of the Shares issuable upon such exercise are the subject of an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act has been distributed to the Optionees, the Company shall be under no obligation to honor any such exercise unless the Committee determines otherwise in which case the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the Optionee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof in violation of the Securities Act, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

     (b) Anything in subsection (a) of this Section 8 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Shares until they have been listed on each securities exchange on which the Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

     SECTION 9. TERMINATION AND AMENDMENT OF PLAN. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by a majority of the Shares present in person or by proxy and entitled to vote thereon increase the maximum number of Shares available for use under the Plan. Termination or any modification or amendment of the Plan shall not, without consent of an Optionee, negatively affect his rights under an Option previously granted to him.

     SECTION 10. CHANGE IN CONTROL. In the event of a Change in Control, as defined below, all outstanding Options issued under the Plan shall become immediately vested and exercisable notwithstanding any vesting schedule previously applicable to such Options. A



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               AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

"Change in Control" of the Company shall be deemed to occur upon:

     (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934, as amended (the "Exchange Act")) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
          (c) of this Section 10; or

     (b) A change in the composition of the Board during any two year period such that the individuals who, as of the beginning of such two year period, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two year period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with a solicitation subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

     (c) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the outstanding shares of common stock, and the




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               AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

          combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

     (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

     (e) The occurrence of a "Change in Control" (as such term is defined in the Lucent Technologies Inc. 1999 Stock Compensation Plan for Non-Employee Directors) if it shall occur prior to the earlier of the date of a Change in Control of the Company as defined in this Section 10 or the Distribution, as defined below.

     Notwithstanding the foregoing, the Distribution, as defined below, shall not constitute a Change in Control. "Distribution" means the distribution of the Shares held by Lucent to Lucent's stockholders.

     SECTION 11. EFFECTIVE DATE; TERM OF PLAN. The Plan shall become effective as of March _, 2001 (the "Effective Date"), the date of the approval of the Plan by the Board. The Plan shall terminate and no further Options shall be granted hereunder after the date that is ten (10) years from the Effective Date (the "Termination Date"); provided, however, that the terms of the Plan shall continue in operation to the extent necessary with respect to Options outstanding as of the Termination Date.






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